LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED JULY 20, 2012

TO THE PROSPECTUS DATED DECEMBER 29, 2011

OF

WESTERN ASSET LIQUID RESERVES

WESTERN ASSET U.S. TREASURY RESERVES

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

WESTERN ASSET TAX FREE RESERVES

WESTERN ASSET CALIFORNIA TAX FREE MONEY MARKET FUND

WESTERN ASSET CONNECTICUT MUNICIPAL MONEY MARKET FUND

WESTERN ASSET NEW YORK TAX FREE MONEY MARKET FUND

SERVICE SHARES

The following replaces the section of the Prospectus entitled “When shares begin to earn dividends” under “Buying shares”

When shares begin to earn dividends

If your order for a purchase to be made in federal funds is received by the fund in good order on a fund business day prior to 12:00 noon (Eastern time) for each of the Tax Free Funds, prior to 2:00 p.m. (Eastern Time) for U.S. Treasury Fund and prior to 4:00 p.m. (Eastern Time) for Liquid Reserves and Government Money Market Fund, shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at 1-877-721-1926 or 1-212-857-8181.

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